Other investments	12 Months Ended
Dec. 31, 2017
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Other investments
13	Other investments

The other investments represent a USD 4.5 million convertible loan given by Interxion Participation 1 B.V. to Icolo Ltd, of which USD 4.0 million was disbursed as at December 31, 2017. Interxion has the option to convert the loan into equity on the maturity date or upon the occurrence of an enforcement event. As at December 31, 2017 the fair value of the conversion option is deemed nil.